Supplement to Statement of Additional Information
                  dated March 1, 1999

                 Oak Ridge Funds, Inc.

            Oak Ridge Small Cap Equity Fund
            Oak Ridge Large Cap Equity Fund



Redemption in Kind

     The Company has filed a Notification under Rule
18f-1 under the 1940 Act, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the class of shares of the Fund being redeemed, valued at the beginning of such election period. The Funds intend to also pay redemption proceeds in excess of such lesser amount in cash, but reserve the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. In making a redemption in kind, a Fund reserves the right to select from each securities holding a number of shares which will reflect the Fund's portfolio make-up and the value of which will approximate as closely as possible the value of the Fund shares being redeemed, or to select from one or more securities holdings, shares equal in value to the total value of the Fund shares being redeemed; any shortfall will be made up in cash. Investors receiving an in kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a securities dealer. The values of securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.



The date of this Supplement is April 19, 1999. Please retain this Supplement with the Statement of Additional
Information for future reference.